EXHIBIT 99.1

Leading Logistics Provider Orders $4.4 Million in Ruggedized Mobile Computing Solutions from OMNIQ

  This order follows multiple high-value purchase orders in Q4 2024 and Q1 2025, reinforcing OMNIQ’s role in driving efficiency and innovation across retail, logistics, and manufacturing.
  Trusted Partner: Our six-year collaboration reflects a commitment to delivering cutting-edge solutions.
  Enhancing LTL Operations: With locations in 13 states, this LTL leader relies on OMNIQ to optimize efficiency, accuracy, and fleet management.

SALT LAKE CITY, March 12, 2025 (GLOBE NEWSWIRE) -- OMNIQ CORP (OTCMKTS: OMQS), a leader in AI automation and enterprise mobility solutions, has received a $4.4 million purchase order from a major logistics provider for its ruggedized handheld mobile computers. This order underscores the growing demand for intelligent, durable, and connected solutions that enhance operational efficiency in logistics and supply chain management.

These ruggedized mobile computers will empower frontline workers with real-time data access, workflow automation, and seamless system integration, ensuring greater accuracy and productivity across warehouses, distribution centers, and transportation hubs. Built for the most demanding environments, these devices are engineered to withstand harsh conditions while providing secure, high-speed connectivity and superior performance for mission-critical applications.

"As industries continue to evolve, the need for resilient, automated, and scalable technology solutions has never been greater," said Shai Lustgarten, CEO at OMNIQ. "This order reflects our commitment to delivering cutting-edge solutions that help logistics leaders optimize operations, reduce downtime, and drive higher efficiency across their supply chains."

With global supply chains embracing automation, IoT-enabled mobility, and intelligent data solutions, OMNIQ remains a trusted technology partner, delivering next-generation innovations that transform business processes and improve operational resilience.

ABOUT OMNIQ

OMNIQ Corp. provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver real time object identification, tracking, surveillance, and monitoring for Supply Chain Management, Public Safety, and Traffic Management applications. The technology and services provided by the Company help clients move people, and objects and manage big data safely and securely through airports, warehouses, schools, and national borders and in many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals. Since 2014, annual revenues have more than doubled, reaching $81 million in 2023, from clients in more than 40 countries.

The Company currently addresses several billion-dollar markets with double-digit growth, including the Global Smart City & Public Safety markets.

For more information about OMNIQ and its suite of AI-driven solutions, please visit www.OMNIQ.com or contact ir@omniq.com.

INFORMATION ABOUT FORWARD LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate,” “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at SEC.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Contact

IR@OMNIQ.COM

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/9c3d7a1c-59f4-4a63-b9e9-170ac6a06bda